UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

Spruce Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39594	81-2154263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740
South San Francisco , California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 294-1687

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On April 21, 2025, the Board of Directors (the “Board”) of Spruce Biosciences, Inc. (the “Company”) approved a plan to implement a workforce reduction of 55% to prioritize development and potential accelerated approval of tralesinidase alfa enzyme replacement therapy for the treatment of Sanfilippo Syndrome Type B. The workforce reduction is effective immediately, with a termination date of May 2, 2025 for affected individuals. Affected individuals will be offered separation benefits, including severance payments and healthcare coverage assistance.

The final costs, charges and expenditures relating to the workforce reduction will not be known until all related activities have been completed. The Company estimates that it will incur approximately $0.9 million in cash charges in connection with the workforce reduction, consisting of expenses related to severance payments and healthcare coverage assistance and related costs. The Company expects that most of these estimated charges will be recorded in the second quarter of 2025 and the execution of the workforce reduction will be completed during the second quarter of 2025.

The estimate of the costs, charges and expenditures that the Company expects to incur in connection with the workforce reduction, and the timing thereof, are preliminary estimates based on the Company’s current expectations and are subject to a number of assumptions, and actual amounts and results may differ materially from such estimates. In addition, the Company may incur other costs, charges, expenditures, impairments and other impacts not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the workforce reduction.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 26, 2024, the Company received a written notification from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, it no longer complied with the minimum bid price requirement for continued listing under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). Also as previously reported, on October 24, 2024, the Company received an additional notification from the Listing Qualifications Staff of Nasdaq notifying the Company that the staff had approved the Company’s application to list its stock on the Nasdaq Capital Market, that the Company’s securities would be transferred to the Nasdaq Capital Market at the opening of business on October 28, 2024, and that the Company would be eligible for an additional 180 calendar day period, or until April 21, 2025, to regain compliance with the Minimum Bid Price Requirement.

On April 22, 2025, the Company received a written notification (the “Delisting Notice”) from Nasdaq that as a result of the Company’s ongoing failure to comply with the Minimum Bid Price Requirement, the Company’s common stock will be delisted from Nasdaq and trading in the Company’s stock will be suspended at the open of trading on April 29, 2025. In connection with the delisting and suspension, the Company expects that Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq.

The Company has appealed Nasdaq’s determination to its Hearings Panel pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. However, pursuant to Nasdaq Listing Rule 5815(a)(1)(B)(ii)(d), a timely request for a hearing will not stay the trading suspension of the Company’s common stock as the Company was afforded the second 180 days compliance period described in Nasdaq Listing Rule 5810(c)(3)(A)(ii) and failed to regain compliance with the Minimum Bid Price Requirement during such period.

As a result of the suspension in trading and expected delisting, the Company expects that its common stock will begin trading publicly on the over-the-counter market on April 29, 2025 under its existing symbol “SPRB”. The Company is diligently working to regain compliance with all applicable requirements for continued listing on Nasdaq, including by seeking stockholder approval, at the Company’s upcoming 2025 Annual Meeting of Stockholders, to effect a reverse stock split of the Company’s common stock with a ratio in the range between and including 1-for-5 and 1-for-30, with such ratio to be determined by the Board. The Company intends to submit a plan to regain compliance to that effect to the Hearings Panel as part of the hearing process; however, there can be no assurances that the Hearings Panel will grant any request for continued listing or that the Company will be able to regain compliance with the applicable listing criteria within the period of time that may be granted by the Hearings Panel.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding expectations related to the workforce reduction, including estimated costs, charges and expenditures, impairments and the timing and financial impacts thereof, and the expected timing of the implementation and completion of the workforce reduction and any associated costs, charges, expenditures and impairments; statements regarding potential development and accelerated approval of tralesinidase alfa enzyme replacement for the treatment of Sanfilippo Syndrome Type B, statements regarding the timing and consequences of the Delisting Notice and statements regarding the Company’s appeal to the Hearings Panel. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “plan”, “will”, “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s business in general, the impact of geopolitical and macroeconomic events, and the other risks described in the Company’s filings with the U.S. Securities and Exchange Commission. All information in this report, including the exhibits hereto, is current as of the date of this report, and the Company undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spruce Biosciences, Inc.

Date: April 25, 2025	By:	/s/ Samir Gharib
Samir Gharib
President and Chief Financial Officer